EXHIBIT 31.1/31.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Christopher Ellerbeck, certify, as of the dates hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of NEF Enterprises, Inc. on Form 10-Q for the period ended August 31, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of NEF Enterprises, Inc. at the dates and for the periods indicated.

Date: October 14, 2013

By:	/s/ Christopher Ellerbeck
Christopher Ellerbeck
Chief Executive Officer
Chief Financial Officer
Chief Accounting Officer

A signed original of this written statement required by Section 906 has been provided to NEF Enterprises, Inc. and will be retained by NEF Enterprises, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.